1213270.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2007

                           Community Bank System, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                                001-13695            16-1213679
(State or other jurisdiction           (Commission           (IRS Employer
  of incorporation)                    File Number)          Identification No.)

5790 Widewaters Parkway, DeWitt, New York                    13214
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (315) 445-2282

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

On June 1, 2007, Community Bank System, Inc. (the "Company") completed its acquisition of TLNB Financial Corp., the parent of Tupper Lake National Bank as contemplated by the Agreement and Plan of Merger, dated as of January 9, 2007, by and among the Company, Tupper Acquisition Corp. and TLNB Financial Corporation.

Further details are contained in the press release attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      The following Exhibit is filed as an exhibit to this Form 8-K.

    Exhibit No.                           Description

       99.1 Press Release, dated June 4, 2007, announcing the completion of the merger with TLNB Financial Corp.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Community Bank System, Inc.


                        By:  /s/ Mark E. Tryniski
                           --------------------------------------------------
                              Name:  Mark E. Tryniski
                              Title: President and Chief Executive Officer

Dated: June 4, 2007

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                                 EXHIBIT INDEX

      Exhibit No.                          Description

         99.1 Press Release, dated June 4, 2007, announcing the completion of the merger with TLNB Financial Corp.